EXHIBIT 10(a)

                       FOURTH AMENDMENT TO LOAN AGREEMENT
                       ----------------------------------


    THIS AMENDMENT is made as of the 4th day of June, 1996, by and between STEIN MART, INC. (the "Borrower") and BARNETT BANK OF JACKSONVILLE, N.A. (the "Bank").

                                    Recitals

        The Borrower and the Bank entered into an Amended and Restated Loan Agreement (as amended from time to time, the "Loan Agreement") dated as of June 29, 1993, pursuant to which the Bank has provided a credit facility to the Borrower. The parties amended the Loan Agreement as of June 29, 1994, June 29, 1995 and September 20, 1995, and the parties wish to further amend the Loan Agreement in accordance with the terms hereof.

        NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

        1. Article I of the Loan Agreement is hereby amended so that, from and after the date hereof, such Article shall read as follows:

                                    ARTICLE I
                              BORROWING AND PAYMENT
                              ---------------------

               1.01    REVOLVING CREDIT ADVANCES.
                       --------------------------

                      (a) REVOLVING LINE OF CREDIT.  The Bank hereby establishes in favor of the Borrower a revolving line of credit. The Borrower shall be entitled to borrow, repay and reborrow funds from the Bank in accordance with the terms hereof so long as the total principal amount owed to the Bank under the revolving line of credit does not exceed $40,000,000.00 (or such lesser amount as is set forth herein) (the "Revolving Credit Amount") from the date hereof through June 29, 1999. The Bank's obligation to make advances under the revolving line of credit shall terminate on June 29, 1999, or such earlier date as is set forth herein (the "Revolving Credit Expiration Date"). This indebtedness shall be evidenced by a promissory note dated June 4, 1996 (as amended, extended or renewed from time to time, the "Revolving Note") executed by the Borrower in favor of the Bank in the original principal amount of $40,000,000.00. The Revolving Note shall bear interest at the rate set forth therein and shall be payable as set forth therein.

                      (b) ADVANCES.  The Bank shall make all advances  under the
               Revolving Note by crediting the Borrower's account maintained with the Bank. Each advance under the Revolving Note shall be made by the Bank in an amount necessary to cover (i) all checks and drafts of the Borrower presented to the Bank for payment and

                                                                   EXHIBIT 10(a)

               properly chargeable to the Borrower, and (ii) all interest and facility fees to be charged to the Borrower, with written confirmation by the Bank of debits and credits to such account. The Bank shall not be required to make any advance hereunder or under the Revolving Note if as of the time of such advance: (i) the Bank's obligation to make advances hereunder has terminated or expired; (ii) a Default or Event of Default (as hereinafter defined) has occurred; or (iii) any condition to the advance set forth herein or in any other Loan Document (as hereinafter defined) has not been satisfied.

                      (c) COMMITMENT FEE. The Borrower shall pay the Bank a commitment fee on the daily average unused amount of the revolving line of credit evidenced by the Revolving Note during the term of the line of credit until the expiration or termination of such line of credit at the rate of one-eighth of one percent (0.125%) per annum (calculated on the basis of a 365 day year). The Borrower shall pay the fee quarterly in arrears within 15 days after each September 30, December 31, March 31, and June 30 during the term of the line of credit and on the termination or expiration of the line of credit.

               1.02   SEASONAL CREDIT ADVANCES.
                      ------------------------

                      (a) SEASONAL LINE OF CREDIT.  The Bank hereby  establishes in favor of the Borrower a seasonal line of credit. The Borrower shall be entitled to borrow, repay and reborrow funds from the Bank in accordance with the terms hereof under the seasonal line of credit during each Seasonal Period (as defined herein). For purposes hereof, a "Seasonal Period" shall mean: (i) each period commencing on March 15 of each year and ending on June 30 of such year; (ii) each period commencing on September 15 of each year and ending on December 31 of such year; and (iii) such other periods as the Bank may, upon request of the Borrower, designate as Seasonal Periods by written notice to the Borrower. No Seasonal Period shall in any event extend beyond or occur after June 29, 1999, and the Borrower shall not in any event be entitled to obtain advances under the seasonal line of credit on or after June 30, 1999. The total principal amount owed to the Bank under the seasonal line of credit shall not at any time exceed $10,000,000.00 (or such lesser amount as is set forth herein) during any Seasonal Period. This indebtedness shall be evidenced by a promissory note dated June 4, 1996 (as amended, extended or renewed from time to time, the "Seasonal Note") executed by the Borrower in favor of the Bank in the original principal amount of $10,000,000.00. The Seasonal Note shall bear interest at the rate set forth therein and shall be payable as set forth therein.

                      (b)    ADVANCES.
                             --------

                                                                   EXHIBIT 10(a)

                             (i) The Bank  shall  make all  advances  under  the
                      Seasonal Note by crediting the Borrower's account maintained with the Bank. The Bank shall not be required to make any advance hereunder or under the Seasonal Note if as of the time of such advance: (aa) the Bank's obligation to make advances hereunder has terminated or expired; (bb) a Default or Event of Default (as hereinafter defined) has occurred; or (cc) any condition to the advance set forth herein or in any other Loan Document (as hereinafter defined) has not been satisfied.

                             (ii) The parties agree that the Borrower  shall not
                      be entitled to obtain any advances under the Seasonal Note unless: (aa) the outstanding principal balance under the Revolving Note, together with the face amount of outstanding  drafts  accepted  by  the  Bank  pursuant  to
                      Section 1.03 hereof, is $40,000,000; and (bb) all other conditions to advances under the Seasonal Note have been satisfied. The parties further agree that all principal payments under the Revolving Note and the Seasonal Note shall be applied first to the Seasonal Note for so long as principal amounts are outstanding thereunder and then to the Revolving Note.

                      (c) COMMITMENT FEE. The Borrower shall pay the Bank a commitment fee on the daily average unused amount of the seasonal line of credit evidenced by the Seasonal Note during each Seasonal Period at the rate of one-eighth of one percent (0.125%) per annum (calculated on the basis of a 365 day year). The Borrower shall pay the fee quarterly in arrears within 15 days after each September 30, December 31, March 31, and June 30 during the term of the line of credit and on the termination or expiration of the line of credit.

               1.03 ACCEPTANCES. Subject to the terms set forth herein and in that certain Acceptance Credit Agreement dated June 29, 1992, as amended or restated from time to time, between the Borrower and the Bank (as amended or restated from time to time, the "Acceptance Agreement"), prior to the Revolving Credit Expiration Date, the Bank shall from time to time make available to the Borrower an acceptance facility pursuant to which the Bank may accept drafts drawn upon it by the Borrower (each an "Acceptance") pursuant to the Acceptance Agreement. The aggregate face amount of outstanding drafts drawn by the Borrower and accepted by the Bank pursuant to the Acceptance Agreement shall not at any one time exceed $10,000,000.00. In addition, such aggregate face amount of outstanding drafts, when combined with amounts outstanding under the Revolving Note, shall not at any one time exceed the Revolving Credit Amount. Upon any issuance of an Acceptance hereunder, and for so long as such Acceptance is outstanding, the amount available for advances under the Revolving Note shall be immediately reduced by the face amount of such Acceptance. The Bank shall not be required to issue any Acceptance which has a maturity date after the Revolving Credit Expiration Date. Upon the Bank's payment of an Acceptance

                                                                   EXHIBIT 10(a)

        upon maturity thereof, an advance under the Revolving Note shall be made to the Bank to reimburse it for such payment. If any outstanding Acceptance matures after the Revolving Credit Expiration Date or if funds are not then available for advances under the Revolving Note, the Borrower shall upon maturity reimburse the Bank for the face amount of the Acceptance and for such other amounts as may be due in connection therewith in accordance with the Acceptance Agreement. The parties acknowledge that the Bank may at any time sell, rediscount or otherwise dispose of any Acceptances discounted by it.

               1.04 LETTERS OF CREDIT. The Bank hereby establishes a letter of credit facility in an amount not to exceed $4,000,000.00 for the issuance of standby and commercial letters of credit (the "Letters of Credit"). From time to time prior to June 30, 1997, the Bank, upon the Borrower's request, may issue Letters of Credit. The Borrower shall give the Bank at least one business day's notice prior to requesting the issuance of any Letter of Credit, and shall, with such request, fill out an application in form acceptable to the Bank and execute such terms, conditions and reimbursement agreements (each, a "Reimbursement Agreement") concerning such Letter of Credit as the Bank may require.
        The amount available under the letter of credit facility shall be reduced by the face amount of outstanding Letters of Credit (together with the amount of drafts under Letters of Credit no longer outstanding for which the Bank has not been reimbursed). No Letter of Credit shall be issued which could be drawn on after the Revolving Credit Expiration Date. In the event of a draw on a Letter of Credit, an advance under the Revolving Note or, if advances are available thereunder, under the Seasonal Note, shall be made to the extent that amounts are then available for borrowing under such notes to reimburse the Bank for such draw. If any draw is made under any Letter of Credit after the Revolving Credit Expiration Date or if funds are not then available for advances under such notes, the Borrower shall immediately upon demand reimburse the Bank for the amount of the draw together with interest thereon and such other amounts as may be due under any applicable Reimbursement Agreement. As to any Letter of Credit issued, the Borrower agrees to pay the Bank upon demand any applicable fees assessed by the Bank in connection therewith, including, without limitation, issuance fees and negotiation fees. The Bank shall not in any event be required to issue a Letter of Credit after the occurrence of a Default or Event of Default hereunder.

               1.05 OTHER DOCUMENTS AND RELATED TERMS. For purposes of this Agreement, the following terms shall have the following meanings:

                      (a) "Indebtedness" shall mean all obligations of the Borrower to the Bank now or hereafter due under the Note and the other Loan Documents.

                      (b) "Loan  Documents"  shall  mean and  include  this Loan
               Agreement (as amended or restated from time to time), the Revolving Note, the Seasonal Note, each Letter of Credit, each Reimbursement Agreement, each Acceptance, the Acceptance

                                                                   EXHIBIT 10(a)

               Agreement, the Insurance Assignments (as hereinafter defined) and all documents related to the foregoing documents.

                      (c) "Note" shall mean each of and both of the Revolving Note and the Seasonal Note.

                      (d) "Subsidiary" shall mean and include any partnership, corporation or other entity if the Borrower at any time on or after the date hereof directly or indirectly owns or controls a majority of the equity or voting interests in such partnership, corporation or entity.

        2. Section 4.08 of the Loan Agreement is hereby amended so that, from and after the date hereof, such section shall read as follows:

               4.08 FINANCIAL COVENANTS. The Borrower and its Subsidiaries shall comply at all times with the following financial covenants. Each of the financial covenants shall be calculated on a consolidated basis for the Borrower and its Subsidiaries.

                      (a) CASH FLOW COVERAGE.  The Borrower's Cash Flow Coverage
               Ratio shall not be less than 1.2 to 1 as of the first day of any fiscal quarter. For purposes hereof, the Cash Flow Coverage Ratio shall mean the Borrower's Adjusted Income (as defined herein) divided by its Fixed Charges (as defined herein). This computation will be made using a moving average of four fiscal quarters which will include the fiscal quarter just ended together with the three fiscal quarters immediately preceding such quarter. For purposes hereof, the following terms shall have the following meanings:

                             (i) "Adjusted Income" shall mean: (aa) the Borrower's consolidated net income before interest, income taxes, depreciation and amortization; plus (bb) the Borrower's consolidated lease and rental expenses; less
                      (cc) the Borrower's consolidated unfunded capital expenditures; and less (dd) all dividends paid by the Borrower.

                             (ii)  "Fixed   Charges"   shall  mean  all  of  the
                      following of the Borrower calculated on a consolidated basis: (aa) current maturities of long term debt; (bb) interest expenses; and (cc) lease and rental expenses.

                      (b) CURRENT RATIO. The ratio of the Borrower's consolidated current assets to consolidated current liabilities shall at no time be less than: (i) 2 to 1 at the end of each fiscal quarter (other than the last quarter) during each fiscal year of the Borrower; and (ii) 1.7 to 1 at the end of each fiscal year of the Borrower. "Current assets" and "current liabilities" shall have the following meanings:

                                                                   EXHIBIT 10(a)

                             (i) "Current assets" shall mean the aggregate amount of all assets of an entity that may properly be classified as current assets in accordance with generally accepted accounting principles, not including, however,
                      (aa) any deferred assets, (bb) any prepaid items such as insurance, taxes, interest, commissions, rents, royalties and similar items, and (cc) any amounts owed to such entity by officers, directors, employees, stockholders or subsidiaries or other affiliates of such entity.

                             (ii) "Current liabilities" shall mean all indebtedness of an entity payable on demand or within a period of one year from the date of the creation thereof (excluding any indebtedness renewable or extendible at the option of the debtor, absolutely or conditionally, for a period or periods extending to more than one year after such date, whether or not actually so renewed or extended) plus current maturities of long term debt.

                      (c) LEVERAGE. The Borrower shall not allow its ratio of Debt to Tangible Net Worth to exceed: (i) 2.0 to 1 at the end of each fiscal quarter (other than the last quarter) during each fiscal year of the Borrower; or (ii) 1.5 to 1 at the end of each fiscal year of the Borrower. "Tangible Net Worth" and "Debt" shall have the following meanings:

                             (i)    "Tangible Net Worth" shall mean the
                      aggregate of the following:

                                    (aa) The  gross  book  value as shown by the
                             books of the Borrower and its Subsidiaries, on a consolidated basis, of all real and personal property, including leasehold improvements, but excluding: (1) any property located outside the United States or its territorial possessions; (2) all intangible personal property including, without limitation, licenses, patents, patent applications, copyrights, trademarks, trade names, good will, going concern value, experimental or organizational expense, treasury stock and unamortized discount; and (3) all investments in or loans to any shareholder, officer, director, employee or other affiliate;

                             less the sum of the following items (bb), (cc) and
                             (dd);

                                    (bb)    all    reserves    for    depletion,
                             depreciation and amortization of properties as shown by the books of the Borrower or any subsidiary and all other proper reserves which in accordance with generally accepted accounting principles should be set aside in connection with the business of the Borrower or any Subsidiary;

                                                                   EXHIBIT 10(a)

                                    (cc) all  obligations  which under generally
                             accepted accounting principles are shown or should be shown on the balance sheet as liabilities; and

                                    (dd) all increases in book value of any real
                             estate or tangible personal property of the Borrower or any Subsidiary attributable to a reappraisal or other write-up of assets.

                             (ii) "Debt" shall mean:  (aa) any  indebtedness  or
                      liability for borrowed money and any other indebtedness or liability, evidenced by notes, debentures, bonds or similar obligations; and (bb) all other obligations which under generally accepted accounting principles are shown or should be shown on the Borrower's or any subsidiary's balance sheet as liabilities.

        3. The Borrower certifies that as of the date hereof: (a) all of its representations and warranties in the Loan Agreement are true and correct as if made on the date hereof; and (b) no Default or Event of Default has occurred under the Loan Agreement. The Loan Agreement shall continue in full force and effect except as modified herein.

        DATED the day and year first above written.

                                STEIN MART, INC.


                                            By: /s/ James G. Delfs
                                                --------------------------------
                              Its: Senior Vice President/Chief Financial Officer
                                   ---------------------------------------------


                                            BARNETT BANK OF JACKSONVILLE, N.A.


                                            By: /s/ Pamela C. Fitch
                                                --------------------------------
                                               Its: Vice President
                                                    ----------------------------

                                                                   EXHIBIT 10(a)

STATE OF GEORGIA

COUNTY OF Camden

        The foregoing instrument was executed, acknowledged and delivered before me this 4th day of June,1996, by James G. Delfs, the Senior Vice President/Chief Financial Officer of Stein Mart, Inc., on behalf of the corporation, in Camden County, Georgia.

                                            /s/ Jo Myers Johnston
                                           -------------------------------
                                           Notary Public, State and County
                                             aforesaid
                                           Print Name:   Jo Myers Johnston
                                           My Commission Expires:
                                           Notary Public, Camden County, Georgia
                                           My Commission Expires Nov. 27, 1999
                                                                 [Notary Seal]


STATE OF GEORGIA

COUNTY OF Camden

        The foregoing instrument was executed, acknowledged and delivered before me this 4th day of June , 1996, by Pamela C. Fitch , the Vice President of Barnett Bank of Jacksonville, N.A., on behalf of the bank, in Camden County, Georgia.

                                           /s/ Jo Myers Johnston
                                           Notary Public, State and County
                                             aforesaid
                                           Print Name:   Jo Myers Johnston
                                           My Commission Expires:
                                           Notary Public, Camden County, Georgia
                                           My Commission Expires Nov. 27, 1999
                                                                 [Notary Seal]

                                                                   EXHIBIT 10(b)

                             RENEWAL PROMISSORY NOTE
$40,000,000.00                                                      June 4, 1996
                                                          Camden County, Georgia


        FOR VALUE RECEIVED, the undersigned, STEIN MART, INC., a Florida corporation (the "Borrower"), hereby promises to pay to the order of BARNETT BANK OF JACKSONVILLE, N.A. (the "Lender"), whose address is 50 North Laura
Street, Jacksonville, Florida 32202, the principal sum of Forty Million and 00/100 Dollars ($40,000,000.00), together with interest on the outstanding principal balance hereof at the rate provided herein. This Note shall be governed by the following provisions:

        1. ADVANCES. During the period commencing on the date hereof and continuing through June 29, 1999 (the "Revolving Period"), the loan evidenced by this Note shall be a revolving loan. The Borrower may borrow, repay and reborrow principal amounts hereunder during the Revolving Period subject to the terms contained herein and in the Loan Agreement (as hereinafter defined). Notwithstanding the foregoing, the outstanding principal balance hereof shall not exceed $40,000,000.00 at any one time. The Borrower shall not be permitted to obtain further advances hereunder from and after June 30, 1999.

        2.     PAYMENTS.

                      (a) The Borrower shall pay all accrued interest hereunder on the first day of each July, October, January and April during the term hereof.

                      (b) The Borrower shall repay principal hereunder in quarterly installments on the first day of each July, October, January and April, commencing on July 1, 1999, and continuing through April 1, 2003. Each principal installment shall be equal to 1/16th of the outstanding principal balance of this Note as of June 30, 1999.

                      (c) The Borrower shall pay all remaining outstanding principal hereunder, together with all then accrued and unpaid interest, on April 1, 2003.

        3.     INTEREST.
                      (a) Except as otherwise provided herein, interest shall accrue on the outstanding principal balance of this Note at a daily rate that shall be one and one-half percent (1.50%) per annum below the Prime Rate.

- -------------------------------------------------------------------
THIS NOTE RENEWS AND MODIFIES THAT CERTAIN PROMISSORY NOTE DATED JUNE
29, 1995, IN THE ORIGINAL PRINCIPAL AMOUNT OF $30,000,000.00 EXECUTED BY THE BORROWER IN FAVOR OF THE LENDER.

                                                                   EXHIBIT 10(b)

The Prime Rate shall be the interest rate announced from time to time by Barnett Banks, Inc. as its prime rate. For purposes of this Note, any change in the Prime Rate shall be effective as of the Lender's opening of business on the effective date of the change.

                      (b) Notwithstanding the foregoing, the Borrower may elect to pay interest on all or a portion of the outstanding principal hereunder for periods of one month, two months, three months, six months or one year (each an "Interest Period") at an Adjusted Libor Rate (as defined herein). The Borrower may make such election by delivering written notice thereof to the Lender at least one business day before the commencement of the Interest Period. The notice shall state: (i) the date upon which the Interest Period shall commence (which shall not be a Saturday, Sunday or legal holiday);
(ii) whether such Interest Period shall be for one month, two months, three months, six months or one year; and (iii) the aggregate principal amount which shall bear interest at the Adjusted Libor Rate (which amount is referred to herein as the "Libor Amount"). If the Borrower duly elects for interest to accrue hereunder at the Adjusted Libor Rate, then interest shall accrue at the Adjusted Libor Rate on the applicable Libor Amount during the applicable Interest Period. Any election hereunder shall be irrevocable during the term of the Interest Period, and no Interest Period elected hereunder shall extend beyond the maturity of this Note or beyond any earlier date on which such Libor Amount may be due. The Borrower shall not be entitled to have more than two
(2) interest rates in effect at any one time during the term of this Note. The Adjusted Libor Rate shall be a daily rate that is one half of one percent(0.50%) per annum over the Libor Rate (as defined herein). The Libor Rate applicable to any Interest Period shall be the London Interbank Offered Rate for a period of one month, two months, three months, six months or one year (as applicable) which appears in the Money Rates section of The Wall Street Journal on the day that is two London Banking Days (as defined herein) preceding the first Banking Business Day (as defined herein) of the applicable Interest Period, or, if such rate is not available, the offered rate for deposits in United States dollars in the London Interbank market for such period which appears on the Reuters Screen LIBO Page as of 11:00 a.m. (London time) on the day that is two London Banking Days (as defined herein) preceding the first Banking Business Day (as defined herein) of the applicable Interest Period. If at least two such offered rates appear in The Wall Street Journal or on the Reuters Screen LIBO Page, as the case may be, the rate will be the arithmetic mean of such offered rates. The Lender may, in its discretion, use any other publicly available index or reference rate showing rates offered for United States dollar deposits in the London Interbank market as of the applicable date. The Lender may, in its discretion, utilize rate quotations for 30, 60, 90, 180 or 365 day periods in lieu of quotations for substantially equivalent monthly or annual periods. For purposes of this paragraph, the following terms shall have the following meanings:

                             (i) "Business Banking Day" shall mean each day other than a Saturday, a Sunday or any holiday on which commercial banks in Jacksonville, Florida are closed for business.

                             (ii) "London Banking Day" shall mean each day other
               than a Saturday, a Sunday or any holiday on which commercial banks in London, England are closed for business.

                                                                   EXHIBIT 10(b)

                      (c) All interest hereunder shall be calculated on the basis of a 365-day year (based upon the actual number of days elapsed).

                      (d) The total liability of the Borrower and any endorsers or guarantors hereof for payment of interest shall not exceed any limitations imposed on the payment of interest by applicable usury laws. If any interest is received or charged by any holder hereof in excess of that amount, the Borrower shall be entitled to an immediate refund of the excess.

                      (e) Upon the occurrence of an Event of Default hereunder, interest shall accrue at the Default Rate hereinafter set forth notwithstanding the provisions of this Section.

        4. PREPAYMENT. The Borrower shall be entitled to prepay this Note in whole or in part at any time without penalty. Prepayments of principal after termination of the Revolving Period shall be applied in the inverse order of principal payments required hereunder. Notwithstanding the foregoing and any other contrary provision set forth herein or in the Loan Agreement: (a) the Borrower shall not be permitted to prepay any Libor Amount prior to the expiration of any applicable Interest Period; and (b) any such Libor Amounts shall not be repaid or reborrowed on a revolving basis during any applicable Interest Period.

        5. APPLICATION OF PAYMENTS. All payments hereunder shall be applied first to the Lender's costs and expenses, then to fees authorized hereunder or under the Loan Agreement, then to interest and then to principal.

        6. DEFAULT. Any Event of Default under the Amended and Restated Loan Agreement (the "Loan Agreement") between the Borrower and the Lender dated as of June 29, 1993, as the same may be amended or restated from time to time, shall be considered an "Event of Default" hereunder. If any Event of Default shall occur, the Lender may, without notice to the Borrower (i) refuse to advance any more funds hereunder or under the Loan Agreement; and (ii) declare the outstanding principal of this Note, all interest thereon and all other amounts payable under this Note or otherwise to be forthwith due and payable. Thereupon, this Note, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower. Sixty (60) days after the earlier to occur of (i) the date of a payment default hereunder which has not been cured, or (ii) the date of an acceleration of all sums due hereunder after the occurrence of an Event of Default, all outstanding principal hereunder, and accrued and unpaid interest and other charges hereunder, shall bear interest at the rate of either two percent (2%) per annum above the Prime Rate until paid or, if such rate is usurious under the laws of Florida, then at the highest legal rate permissible thereunder (the "Default Rate").

        7. EXPENSES. All parties liable for the payment of this Note agree to pay the Lender all costs incurred by it in connection with the collection of this Note. Such costs include, without limitation, fees for the services of counsel and legal assistants employed to collect this Note, whether or not suit be brought, and whether incurred in connection with collection, trial, appeal or otherwise.

                                                                   EXHIBIT 10(b)

All such parties further agree to indemnify and hold the Lender harmless against liability for the payment of state documentary stamp taxes, intangible taxes or other taxes (including interest and penalties, if any), excluding income or service taxes of the Lender, which may be determined to be payable with respect to this transaction.

        8. SUBSTITUTE RATE. Anything herein to the contrary notwithstanding, if the Lender is not, for any reason whatsoever, able to obtain rates to enable it to determine the Adjusted Libor Rate, the Lender shall give the Borrower prompt notice thereof. The Note shall thereafter accrue interest at the rate set forth in Subsection 3(a) hereof.

        9. CHANGE OF LAW. Notwithstanding any other provision herein, if any applicable law, rule or regulation or the interpretation or administration thereof makes it unlawful for the Lender to (i) honor any commitment it may have hereunder to accrue interest at the Adjusted Libor Rate, then such commitment shall terminate, or (ii) maintain any accrual of interest at the Adjusted Libor Rate, then interest shall immediately upon notice from the Lender accrue at the rate set forth in Subsection 3(a) hereof.

        10. RENEWAL OBLIGATION. This Note is a renewal obligation as set forth on the face hereof. Nothing set forth herein or otherwise shall impair the Borrower's obligation to pay all accrued and unpaid interest under any note renewed hereby, and all such interest shall be due and payable on July 1, 1996.

        11. MISCELLANEOUS. The Borrower shall make all payments hereunder in lawful money of the United States at the Lender's address set forth herein or at such other place as the Lender may designate in writing. The remedies of the Lender as provided herein shall be cumulative and concurrent, and may be pursued singly, successively or together, at the sole discretion of the Lender and may be exercised as often as occasion therefor shall arise. No act of omission or commission of the Lender, including specifically any failure to exercise any right, remedy or recourse, shall be effective, unless set forth in a written document executed by the Lender, and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse as to any subsequent event. This Note shall be construed and enforced in accordance with Florida law and shall be binding on the successors and assigns of the parties hereto. The term "Lender" as used herein shall mean any holder of this Note. The Lender may, at its option, round any or all fractional amounts under Section 3 upwards to the next higher 1/100 of 1%.

               The Borrower hereby: (i) waives demand, notice of demand, presentment for payment, notice of nonpayment or dishonor, protest, notice of protest and all other notice, filing of suit and diligence in collecting this Note; (ii) agrees to any substitution, addition or release of any party or person primarily or secondarily liable hereon; and (iii) agrees that the Lender shall not be required first to institute any suit, or to exhaust his, their or its remedies against the Borrower or any other person or party to become liable hereunder, or against any collateral in order to enforce payment of this Note.

                                                                   EXHIBIT 10(b)

       This Note is the Revolving Note referred to in the Loan Agreement.

                                STEIN MART, INC.


                                            By        /s/ James G. Delfs
                                               ---------------------------------
                              Its  Senior Vice President/Chief Financial Officer
                                   ---------------------------------------------
                                                                (CORPORATE SEAL)

STATE OF GEORGIA
COUNTY OF Camden

        The foregoing instrument was executed, acknowledged and delivered before me this 4th day of June, 1996, by James G.Delfs the Senior Vice President/ Chief Financial Officer of Stein Mart, Inc., a Florida corporation, on behalf of the corporation, in Camden County, Georgia.

                                               /s/ Jo Myers Johnston
                                               ---------------------------------
                                           Notary Public, State and County
                                             aforesaid
                                           Print Name:   Jo Myers Johnston
                                           My Commission Expires:
                                           Notary Public, Camden County, Georgia
                                           My Commission Expires, Nov. 27, 1999
                                                          [Notary Seal]

                                                                   EXHIBIT 10(c)

                            SEASONAL PROMISSORY NOTE

$10,000,000.00                                                      June 4, 1996
                                                         Camden  County, Georgia


        FOR VALUE RECEIVED, the undersigned, STEIN MART, INC., a Florida corporation (the "Borrower"), hereby promises to pay to the order of BARNETT BANK OF JACKSONVILLE, N.A. (the "Lender"), whose address is 50 North Laura Street, Jacksonville, Florida 32202, the principal sum of Ten Million and 00/100 Dollars ($10,000,000.00), together with interest on the outstanding principal balance hereof at the rate provided herein. This Note shall be governed by the following provisions:

        1. ADVANCES. During each Seasonal Period (as defined in the Loan Agreement), the loan evidenced by this Note shall be a revolving loan. The Borrower may borrow, repay and reborrow principal amounts hereunder during each Seasonal Period subject to the terms contained herein and in the Loan Agreement (as hereinafter defined). Notwithstanding the foregoing, the outstanding principal balance hereof shall not exceed $10,000,000.00 at any one time. The Borrower shall not be permitted to obtain further advances hereunder during any period that is not a Seasonal Period. The Borrower shall not in any event be entitled to obtain further advances hereunder from and after June 30, 1999.

        2.     PAYMENTS.

                      (a) The Borrower shall pay all outstanding principal hereunder, together with all then accrued and unpaid interest, immediately upon the expiration of each Seasonal Period.

                      (b) The Borrower shall pay all then outstanding principal hereunder, together with all then accrued and unpaid interest, on July 1, 1999.

        3.     INTEREST.

                      (a) Except as otherwise provided herein, interest shall accrue on the outstanding principal balance of this Note at a daily

- ------------------------------------------------------------------------------
THIS PROMISSORY NOTE RENEWS AND MODIFIES THAT CERTAIN SEASONAL PROMISSORY NOTE HAVING AN EFFECTIVE DATE OF SEPTEMBER 20, 1995, EXECUTED BY THE BORROWER IN FAVOR OF THE LENDER IN THE ORIGINAL PRINCIPAL AMOUNT OF $10,000,000.00.

                                                                   EXHIBIT 10(c)

rate that shall be one and one-half percent (1.50%) per annum below the Prime Rate. The Prime Rate shall be the interest rate announced from time to time by Barnett Banks, Inc. as its prime rate. For purposes of this Note, any change in the Prime Rate shall be effective as of the Lender's opening of business on the effective date of the change.

                      (b) Notwithstanding the foregoing, the Borrower may elect to pay interest on all or a portion of the outstanding principal hereunder for periods of one month, two months or three months (each an "Interest Period") at an Adjusted Libor Rate (as defined herein). The Borrower may make such election by delivering written notice thereof to the Lender at least one business day before the commencement of the Interest Period. The notice shall state: (i) the date upon which the Interest Period shall commence (which shall not be a Saturday, Sunday or legal holiday);
(ii) whether such Interest Period shall be for one month, two months or three months; and (iii) the aggregate principal amount which shall bear interest at the Adjusted Libor Rate (which amount is referred to herein as the "Libor Amount"). If the Borrower duly elects for interest to accrue hereunder at the Adjusted Libor Rate, then interest shall accrue at the Adjusted Libor Rate on the applicable Libor Amount during the applicable Interest Period. Any election hereunder shall be irrevocable during the term of the Interest Period, and no Interest Period elected hereunder shall extend beyond the maturity of this Note or beyond any earlier date on which such Libor Amount may be due. The Borrower shall not be entitled to have more than two (2) interest rates in effect at any one time during the term of this Note. The Adjusted Libor Rate shall be a daily rate that is one half of one percent (0.50%) per annum over the Libor Rate (as defined herein). The Libor Rate applicable to any Interest Period shall be the London Interbank Offered Rate for a period of one month, two months or three months (as applicable) which appears in the Money Rates section of The Wall Street Journal on the day that is two
London Banking Days (as defined herein) preceding the first Banking Business Day (as defined herein) of the applicable Interest Period, or, if such rate is not available, the offered rate for deposits in United States dollars in the London Interbank market for such period which appears on the Reuters Screen LIBO Page as of 11:00 a.m. (London time) on the day that is two London Banking Days (as defined herein) preceding the first Banking Business Day (as defined herein) of the applicable Interest Period. If at least two such offered rates appear in The Wall Street Journal or on the Reuters Screen LIBO Page, as the case may be, the rate will be the arithmetic mean of such offered rates. The Lender may, in its discretion, use any other publicly available index or reference rate showing rates offered for United States dollar deposits in the London Interbank market as of the applicable date. The Lender may, in its discretion, utilize rate quotations for 30, 60 or 90 day periods in lieu of quotations for substantially equivalent monthly periods. For purposes of this paragraph, the following terms shall have the following meanings:

                             (I) "Business Banking Day" shall mean each day other than a Saturday, a Sunday or any holiday on which commercial banks in Jacksonville, Florida are closed for business.

                                                                   EXHIBIT 10(c)

                             (ii) "London Banking Day" shall mean each day other
               than a Saturday, a Sunday or any holiday on which commercial banks in London, England are closed for business.

                      (c) All interest hereunder shall be calculated on the basis of a 365-day year (based upon the actual number of days elapsed).

                      (d) The total liability of the Borrower and any endorsers or guarantors hereof for payment of interest shall not exceed any limitations imposed on the payment of interest by applicable usury laws. If any interest is received or charged by any holder hereof in excess of that amount, the Borrower shall be entitled to an immediate refund of the excess.

                      (e) Upon the occurrence of an Event of Default hereunder, interest shall accrue at the Default Rate hereinafter set forth notwithstanding the provisions of this Section.

        4. PREPAYMENT. The Borrower shall be entitled to prepay this Note in whole or in part at any time without penalty. Notwithstanding the foregoing and any other contrary provision set forth herein or in the Loan Agreement: (a) the Borrower shall not be permitted to prepay any Libor Amount prior to the expiration of any applicable Interest Period; and (b) any such Libor Amounts shall not be repaid or reborrowed on a revolving basis during any applicable Interest Period.

        5. APPLICATION OF PAYMENTS. All payments hereunder shall be applied first to the Lender's costs and expenses, then to fees authorized hereunder or under the Loan Agreement, then to interest and then to principal.

        6. DEFAULT. Any Event of Default under the Amended and Restated Loan Agreement (the "Loan Agreement") between the Borrower and the Lender dated as of June 29, 1993, as the same may be amended or restated from time to time, shall be considered an "Event of Default" hereunder. If any Event of Default shall occur, the Lender may, without notice to the Borrower (i) refuse to advance any more funds hereunder or under the Loan Agreement; and (ii) declare the outstanding principal of this Note, all interest thereon and all other amounts payable under this Note or otherwise to be forthwith due and payable. Thereupon, this Note, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower. Sixty (60) days after the earlier to occur of (i) the date of a payment default hereunder which has not been cured, or (ii) the date of an acceleration of all sums due hereunder after the occurrence of an Event of Default, all outstanding principal hereunder, and accrued and unpaid interest and other charges hereunder, shall bear interest at the rate of either two percent (2%) per annum above the Prime Rate until paid or, if such rate is usurious under the laws of Florida, then at the highest legal rate permissible thereunder (the "Default Rate").

        7. EXPENSES. All parties liable for the payment of this Note agree to pay the Lender all costs incurred by it in connection with the collection of this Note. Such costs include, without limitation, fees for the services of counsel and legal assistants employed to collect this Note, whether or not suit be brought, and whether incurred in connection with collection, trial, appeal or otherwise. All such parties further agree to indemnify and hold the Lender harmless against liability for the payment of state documentary stamp taxes, intangible taxes or other taxes (including interest and penalties, if any), excluding income or service taxes of the Lender, which may be determined to be payable with respect to this transaction.


        8. SUBSTITUTE RATE. Anything herein to the contrary notwithstanding, if the Lender is not, for any reason whatsoever, able to obtain rates to enable it to determine the Adjusted Libor Rate, the Lender shall give the Borrower prompt notice thereof. The Note shall thereafter accrue interest at the rate set forth in Subsection 3(a) hereof.

        9. CHANGE OF LAW. Notwithstanding any other provision herein, if any applicable law, rule or regulation or the interpretation or administration thereof makes it unlawful for the Lender to (i) honor any commitment it may have hereunder to accrue interest at the Adjusted Libor Rate, then such commitment shall terminate, or (ii) maintain any accrual of interest at the Adjusted Libor Rate, then interest shall immediately upon notice from the Lender accrue at the rate set forth in Subsection 3(a) hereof.

        10. MISCELLANEOUS. The Borrower shall make all payments hereunder in lawful money of the United States at the Lender's address set forth herein or at such other place as the Lender may designate in writing. The remedies of the Lender as provided herein shall be cumulative and concurrent, and may be pursued singly, successively or together, at the sole discretion of the Lender and may be exercised as often as occasion therefor shall arise. No act of omission or commission of the Lender, including specifically any failure to exercise any right, remedy or recourse, shall be effective, unless set forth in a written document executed by the Lender, and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse as to any subsequent event. This Note shall be construed and enforced in accordance with Florida law and shall be binding on the successors and assigns of the parties hereto. The term "Lender" as used herein shall mean any holder of this Note. The Lender may, at its option, round any or all fractional amounts under Section 3 upwards to the next higher 1/100 of 1%.

               The Borrower hereby: (i) waives demand, notice of demand, presentment for payment, notice of nonpayment or dishonor, protest, notice of protest and all other notice, filing of suit and diligence in collecting this Note; (ii) agrees to any substitution, addition or release of any party or person primarily or secondarily liable hereon; and (iii) agrees that the Lender shall not be required first to institute any suit, or to exhaust his, their or its remedies against the Borrower or any other person or party to become liable hereunder, or against any collateral in order to enforce payment of this Note.

                                                                   EXHIBIT 10(c)

        This Note is the Seasonal Note referred to in the Loan Agreement.

                                STEIN MART, INC.


                            By     /s/ James G. Delfs
                               ------------------------------------------------
                               Its Senior Vice President/Chief Financial Officer
                                   ---------------------------------------------
                                                                (CORPORATE SEAL)






STATE OF GEORGIA

COUNTY OF Camden

        The foregoing instrument was executed, acknowledged and delivered before me this 4th day of June, 1996, by James G. Delfs the Senior Vice President/ Chief Financial Officer of Stein Mart, Inc., a Florida corporation, on behalf of the corporation, in Camden County, Georgia.

                                           /s/ Jo Myers Johnston
                                           ------------------------------------
                                           Notary Public, State and County
                                              aforesaid
                                           Print Name:   Jo Myers Johnston
                                           My Commission Expires:
                                           Notary Public, Camden County, Georgia
                                           My Commission Expires Nov. 27, 1999
                                                          [Notary Seal]